Deutsche Bank/Wolfe Global Auto Industry Conference January 2019 Exhibit 99.1

Forward-Looking Information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. The financial results presented herein are preliminary and unaudited; final financial results will be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle production levels, customer cancellations, installation rates, customer price reductions and currency exchange rates.

The Transformation of Visteon Sum of Parts 2012 Cockpit Electronics Pure Play 2015 Smart Digital Mobile Assistant 2018 Exited non-core business to focus on cockpit electronics Acquired JCI auto electronics Streamlined cockpit electronics products and technologies Launched cockpit domain controller Introduced autonomous driving controller

Addressing Macro Trends in Automotive Analog to Digital Market share leader in digital clusters with $2.8B new business wins in 2018 Device & Cloud Connectivity Electric Vehicles ADAS to Autonomous Won $2.3B in new business awards in infotainment in 2018 Leader in cockpit domain controller solutions Introduced scalable autonomous domain controller for Level 2 to Level 4 P P P P

Diversified Growth of New Business (Dollars in billions) $4.3B $5.4B $7.0B $6.9B Other Displays Audio Infotainment Other Clusters Digital Clusters $15.2B $21.5B Improved customer and regional diversification New business win growth driven by new digital products Order Backlog by Customer (1) New Business Wins by Product 2015 2018 (1) Backlog represents anticipated revenue from awarded programs.

Continued Strength in China Visteon China Domestic Sales New Business Wins 12/31/2018 Backlog (1) 6% Y/Y increase in sales driven by product launches $1.1B $2.0B Other Displays Audio Infotainment Other Clusters Digital Clusters New business wins nearly doubled Y/Y Well-positioned with China’s fastest growing domestic OEMs $4.6B 2018 Note: All financials are for Visteon’s China domestic operations. (1) Backlog represents anticipated revenue from awarded programs. (Dollars in millions) 31% Y/Y increase

Cockpit of the Future Connected Access to cloud data and services Hybrid cloud/edge computing Learning Machine learning based solutions Improved voice and identification features Voice Enabled Conversational cockpit assistant Natural language voice interaction Fully Digital Large, curved digital displays Haptic, knob-on-glass for tactile feedback Automated Advanced active safety features Self-driving under specific conditions Smart Mobile Assistant

Cockpit Domain Controllers Visteon Technology Portfolio Connected Infotainment Autonomous Domain Controllers Next-Gen Cockpit Displays Artificial Intelligence for Cockpit sensor-ux Scalable open autonomous driving solution for Level 2-4 systems Leading cockpit domain controller solution in industry with two launches in 2018 Advanced curved displays with integrated sensor technology Automotive voice smart assistant and driver monitoring based on Artificial Intelligence Innovative HTML5 and Android connected infotainment solution

Display and HMI Innovations Glass Lens Camera Backlight Rear Cover LCD Touch Panel Backlight LCD Exploded View Sensor-UX Display Large, Curved, Non-Rectangular & Sensor Integration Handwriting recognition Biometric fingerprint recognition Proximity sensing ~$4 billion market with 16% CAGR from 2018-2023 Industry shifting from flat, small, rectangular displays to large, curved displays Leading the development of new design and manufacturing processes for new displays Integrating complex technologies (e.g. proximity sensing, biometrics, handwriting recognition) Automotive Displays

Artificial Intelligence for Automotive Cockpit Driver Monitoring Voice Assistant Voice recognition and Image Detection based on machine learning approaching human performance Driver Monitoring and In-Cabin Sensing are emerging key safety features Natural language interaction with cockpit systems for improved user experience see ‘n sense and say ‘n serve are machine learning based DMS and smart assistant solutions from Visteon Software solutions that are integrated with SmartCoreTM integrated digital cockpit Partner with Tencent for AI for China market Technologies introduced at CES 2019 Advanced AI Solutions

Global Industry Production Outlook Expect growth to continue after 2018 / 2019 transition years 2018 / 2019 Transition Years for the Industry (Units in millions) Emerging market growth largely driven by China, India and Southeast Asia. N. America Europe China Period of Industry Transition Industry Growth Driven by Emerging Markets and Shift to EVs (1) ~2% CAGR from 2018 to 2023 Modest decline in production volumes OEMs rationalizing sedan portfolio Continued shift to SUVs / trucks Market slowing in 4th quarter 2018 Impact of diesel / WLTP to linger Risk of disruption from Brexit Weak 2nd half 2018 to extend into 2019 EVs continue to grow at significant pace Connectivity / autonomous technology adoption accelerating

Looking Through the Cycle Long-term fundamentals remain intact # of New Customer Programs Lifetime Revenue ($ in billions) Added 5 New OEMS (Toyota, GAC, Great Wall, Jiangling, Royal Enfield) Supporting larger # of customer programs… …with increased overall value… Autonomous Domain Controllers Next-Gen Cockpit Displays …while diversifying the customer base Artificial Intelligence for Cockpit Increasing Customer Engagements Investing in Future Technologies

Visteon 5-Year Business Plan Sales Original 2021 target of $4.7 billion in sales with 14% margin pushed out by two years (Dollars in billions) Volumes New Business Adjustments Business Plan Assumptions $6.5 billion in new wins per year Includes potential backlog adjustments for OEM product revisions ~100% Sourced ~91% Sourced ~58% Sourced ~100% Sourced ~76% Sourced $2.9-3.0 $3.9-4.1 $4.4-4.9 $3.3-3.4 $4.2-4.6 2019-2023 sourced business 2024+ sourced business $21.5 Margins 20-22% incremental EBITDA margin Business Plan Sales Vehicle volume CAGR of 0-2% (1) (1) Backlog represents anticipated revenue from awarded programs.

Capital Deployment Strategy and Financial Guidance Deutsche Bank/Wolfe Global Auto Industry Conference

History of Capital Returns Over $4 billion of capital returns since 2012 (Dollars in millions) Remaining repurchase authorization of $400 million to be executed $2,236 Includes $50M buyback in Q4 Net Cash (1) Debt / EBITDA (1) $442 million cash $380 million debt 1.1x Strong Capital Structure $500 (1) Figures as of Q3 2018.

EBITDA Margin Walk ~10.9% (40) bps ~10.0% ~14% Margin Guidance 2018 vs. 2019 Path Forward 2023 Guidance Fixed cost leverage Optimized footprint Platform-based technologies Increased customer activity Incremental technology investments (20) bps (20) bps (10) bps ~5% growth in engineering costs from 2018 levels Engineering / R&D FX Other (e.g. system enhancements) Note: Margin figures reflect midpoint of guidance. Represents 20-22% Incremental Margins Over 2019

2019 Guidance Sales Adj. EBITDA Adj. FCF FY 2018 Guidance $315-335 $60-80 FY 2019 Guidance $2,900-3,000 $280-310 $80-100 (~10.0% margin) 9.7% - 10.3% (Dollars in millions) $2,970-2,980 $320-330 $90-100 (~10.9% margin) 10.8% - 11.1%

Building the Foundation for Long-term Shareholder Value Technology transformation to smart digital mobile assistant Long-term growth and margin expansion Return enhancement through capital deployment

Appendix Deutsche Bank/Wolfe Global Auto Industry Conference

Use of Non-GAAP Financial Information Because not all companies use identical calculations, adjusted EBITDA, free cash flow and adjusted free cash flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2018 and 2019, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

2018 and 2019 Guidance Reconciliation Adjusted EBITDA

2018 and 2019 Guidance Reconciliation (cont’d) Free Cash Flow and Adjusted Free Cash Flow

2019 Exchange Rate Assumptions 2019 FY Impact of Movements in FX Rates (2) Key Exchange Rate Assumptions (1) Euro assumed at $1.18 in 2020-2023. (2) Excluding hedges. (1)

Audio / Infotainment Market Infotainment Migration to Android based systems Audio replaced by Display Audio Bigger / multiple displays High interest in hybrid solutions for voice and navigation From Voice Assistants to Smart Assistants Market Growth Rate Visteon’s Market Position CAGR 4.3% Visteon 5% 2018 $19.6B Source: Visteon estimates. (Dollars in billions)

Instrument Cluster Market Instrument Clusters 2018-2023 market CAGR of 9.5% for revenue Hybrid (Analog-Digital) remains largest segment – volume and revenue growing at 5% and 8%, respectively Digital segment maintains growth leadership – 25% CAGR both on revenue and volume All-Digital Cluster price challenge with increased volumes Visteon’s Market Position Source: Visteon estimates. 2018 $8.0B #1 Rank in Digital Clusters Visteon 17% (Dollars in billions) Market Growth Rate CAGR 9.5%

Center Information Display Market Source: Visteon estimates. Information Display Visteon’s Market Position Visteon 12% 2018 $4.4B Integrated digital cockpit trend is driving demand for multiple large displays Next generation of cockpit displays are curved, non-rectangular, and large Newer displays to be integrated with sensors for improving user experience, including proximity and hand-writing recognition (Dollars in billions) Market Growth Rate CAGR 16.0%